UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Information Statement

TRANS-LUX CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Trans-Lux Corporation

6110 Aviator Drive

Hazelwood, Missouri 63042

Notice of Special Meeting of Stockholders

To Be Held December 10, 2026

Dear Stockholder:

On December 10, 2026, Trans-Lux Corporation (the “Company”) will hold a special meeting of stockholders (the “Special Meeting”) at [location]. The Special Meeting will begin at [time]. Directions to the Special Meeting can be obtained by calling (___) _____________.

We are holding the Special Meeting to approve several amendments to the Company’s Certificate of Incorporation (the “Amendments”).

The Board of Directors recommends a vote FOR the proposal.

No other business is anticipated to be conducted at the Special Meeting.

Your Board of Directors has selected November 19, 2026, as the record date for determining stockholders entitled to vote at the Special Meeting. This Information Statement is being mailed to you on or about November 20, 2026.

All shareholders are cordially invited to attend the Special Meeting in person. No proxies are being solicited for a vote on the Amendments. Our two largest stockholders presently own in excess of 82.6% of our outstanding shares of common stock comprising our outstanding voting securities and have indicated an intention vote in favor of the Amendments; and no other votes are being solicited or are required or necessary to approve this matter.

Thank you for your continued support.

By Order of the Board of Directors

/s/
Todd Dupee, Secretary

TRANS-LUX CORPORATION

6110 Aviator Drive

Hazelwood, Missouri 63042

SPECIAL MEETING OF STOCKHOLDERS

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are furnishing this in connection with our Special Meeting of Stockholders (the “Special Meeting”). We will hold the Special Meeting at [location], on December 10, 2026 at __________ ______Time, and any postponements, continuations or adjournments thereof. We are providing this Information Statement to our stockholders commencing on or about November 20, 2026.

Unless the context otherwise requires or indicates, references in this Information Statement to “us,” “we,” “our” or “our Company” refer to Trans-Lux Corporation., a Delaware corporation, together with our consolidated subsidiaries.

ABOUT THE INFORMATION STATEMENT

What is the purpose of the Special Meeting?

At the Special Meeting, our stockholders will be asked to consider and act upon the following matters:

●	Approval of amendments to our Certificate of Incorporation

The Company is 106 years old and its certificate of incorporation has been amended several times. Among the amendments will be a change of the Company’s name to “Fairplay Systems Corporation” to better reflect the Company’s existing business. Also, designations of existing classes of preferred stock will be removed, as such shares are no longer outstanding, and a provision requiring the classification of directors will be removed to simply the structure of the Board of Directors. Lastly, provisions restricting the ability to engage in transactions with its largest stockholders will be removed as such provisions are impeding the Company’s ability to obtain financing from such stockholders. The Company’s Board of Directors believes that such amendments (the “Amendments”) are in the best interests of the Company and intends to seek stockholder approval of the Amendments at the Special Meeting.

No other business is anticipated to be conducted at the Special Meeting.

Voting Procedures

Owners of record of shares of our common stock at the close of business on November 19, 2026, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of, and vote at, the Special Meeting. Our two largest stockholders own in excess of 82.6% of the voting power of the Company, and have indicated that they will vote to approve all matters to be voted upon at the Special Meeting. No other votes are required or necessary, and none are being solicited.

What are the voting rights of stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting.

Trans-Lux Corporation Information Statement – page 1

How many shares are outstanding?

At the close of business on the Record Date, there were 13,496,276 shares of our common stock issued and outstanding. There are no other shares of our stock outstanding that are entitled to vote at the Special Meeting.

What constitutes a quorum?

Stockholders holding a majority of the outstanding shares must be present at the Special Meeting in person or by proxy to constitute a quorum for the transaction of business. Withheld votes, abstentions and broker non-votes count for purposes of determining whether a quorum is present.

What do I need to do to attend the Special Meeting?

Proof of stock ownership and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Special Meeting in person. If you have questions about attending the Special Meeting and voting in person, you may contact us at (203) 604-5583. Only stockholders who owned our common stock as of the close of business on November 19, 2026 are entitled to attend the Special Meeting.

If I share my residence with another stockholder, how many copies of the Information Statement should I receive?

We are sending only a single set of the Information Statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the Securities and Exchange Commission (“SEC”). This practice reduces the volume of duplicate information received at your household and helps us to reduce costs. We will deliver promptly, upon written request or oral request to the address or telephone number set forth below, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the documents were previously delivered. If you received a single set of these documents for your household for this year, but you would prefer to receive your own copy, you may direct requests for separate copies in the future to the following address: 6110 Aviator Drive, Hazelwood, MO 63042, Attention: Todd Dupee, Secretary, or by calling (203) 604-5583. If you are a stockholder who receives multiple copies of our materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

What is the vote required for approval of the Amendments?

Our existing Certificate of Incorporation, as amended, states that the approval of the vote of the holders of four-fifths of all classes of stock of the Company entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal Article EIGHTH, Article NINTH or Article TENTH of the Certificate of Incorporation. Further, the provisions set forth in this Article TWELFTH may not be amended, altered, changed or repealed in any respect unless such action is approved by the affirmative vote of the holders of not less than four-fifths of the outstanding shares of voting stock of the Company at a meeting of the stockholders duly called for the consideration of such amendment, alteration, change or repeal, provided, however, that if such action has been proposed, directly or indirectly, on behalf of an Acquiring Person (as defined in Article TWELFTH), it must also be approved by the affirmative vote of the holders of not less than four-fifths of the outstanding shares of voting stock held by the stockholders other than such Acquiring Person. As the proposal to repeal Article TWELFTH has been made by a person independent from an Acquiring Person, four-fifths of the outstanding shares of the voting stock of the Company is required for approval.

The Company’s two largest stockholders, Unilumin North America Inc. and Gabelli Funds, LLC, own and/or control in excess of 80% of its outstanding voting securities as of the Special Meeting Record Date and have indicated an intention to vote in favor of the Amendments. In the event of their affirmative vote, no other votes or consents are required or necessary to adopt the Amendments.

Trans-Lux Corporation Information Statement – page 2

What will be the effective date of the Amendments?

Subject to ratification and approval by the stockholders owning in excess of 80% of the Company’s outstanding voting securities at the Special Meeting, the Amendments will be effective on the date of the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which is anticipated to occur no later than the day following the Special Meeting.

What happens if additional matters are presented at the Special Meeting?

We know of no other matters other than the items of business described in this Information Statement that can be considered at the Special Meeting.

Interest of Certain Persons in Matters to be Acted Upon

Xu He, Huishuo Lin, and Yantao Yu, who serve as directors and, in Mr. Yu’s case, Chief Executive Officer of the Company, are affiliates of Unilumin North America Inc. If the Amendments are adopted, Article TWLEFTH will be repealed, making it easier for Unilumin North America Inc. to enter into transactions with the Company.

Information Available

Our corporate website is https://www.trans-lux.com. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy and information statements and amendments to those materials filed or furnished pursuant to Section 13(a) or Section 14 of the Exchange Act as soon as reasonably practicable after we electronically submit such material to the SEC. The SEC makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. The SEC’s website is https://www.sec.gov.

NOTICE

OUR TWO LARGEST STOCKHOLDERS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE ADOPTION OF THE AMENDMENTS. BY OWNING IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE AMENDMENTS UNDER THE PROVISIONS OF OUR EXISTING CERTIFICATE OF INCORPORATION, NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE BEING REQUESTED.

The above notice and Information Statement are sent by order of the Board of Directors.

Trans-Lux Corporation Information Statement – page 3

PROPOSAL NO. 1

APPROVAL OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION OF TRANS-LUX CORPORATION

We are asking our stockholders to approve the following Amendments to our Certificate of Incorporation:

●	Change of name to “Fairplay Systems Corporation” in Article FIRST;
●	Removal of designations of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock in Article FOURTH;
●	Removal of requirement to classify board of directors in Article EIGHTH;
●	Removal of the four-fifths stockholder approval requirement for transactions with “Interested Persons” contained in Article NINTH;
●	Removal of the four-fifths stockholder approval requirement for any amendment, alteration, change, or repeal of Articles EIGHTH, NINTH and TENTH; and
●	Removal of the four-fifths stockholder approval requirement for transaction with “Acquiring Persons” contained in Article TWELFTH.

Name Change

The purpose of the name change is to better reflect our strategic transformation and align our corporate identity with the Fair-Play brand and our core business. We are evolving from Trans-Lux’s historical focus on display technologies, including the motion picture theater market, into a comprehensive sports technology solutions provider offering integrated sports scoreboards, displays, control software, and audiovisual systems under the Fair-Play brand.

Removal of Preferred Stock Designations

We designated the Series A Convertible Preferred Stock in November 2011. As part of the Company’s restructuring plan, on November 14, 2011, the Company completed the sale of an aggregate of $8.3 million of securities (the “Offering”) consisting of (i) 416,500 shares of the Company’s Series A Convertible Preferred Stock, par value $1.00 per share (the “Preferred Stock”) having a stated value of $20.00 per share and convertible into fifty (50) shares of the Company’s Common Stock, par value $1.00 per share (or an aggregate of 20,825,000 shares of Common Stock), and (ii) 4,165,000 one-year warrants (the “A Warrants”). These securities were issued at a purchase price of $20,000 per unit (the “Unit”). The net proceeds of the Offering were used to fund the restructuring of the Company’s outstanding debt, which included: (1) a cash settlement to holders of the Notes in the amount of $2,019,600; (2) a cash settlement to holders of the Debentures in the amount of $71,800; (3) payment of the Company’s outstanding term loan with the senior lender in the amount of $320,833 and (4) payment of $1.0 million on the Company’s outstanding revolving loan with the senior lender under a credit agreement. The net proceeds of the Offering remaining after payment to holders of the Notes and the Debentures and the senior lender were used to pay the remaining $3.0 million outstanding under the revolving loan with the senior lender under the Credit Agreement and for working capital. The shares of Series A Convertible Preferred Stock converted into shares of common stock on July 2, 2012.

We designed the Series B Convertible Preferred Stock in October 2015. On June 25, 2015, the Company filed a registration statement (as subsequently amended on July 31, 2015, August 7, 2015, August 19, 2015 and September 15, 2015) relating to a rights offering of Series B Convertible Preferred Stock intended to raise up to $10.2 million before expenses. The registration statement was declared effective by the SEC on September 24, 2015. The rights offering commenced on October 14, 2015 and expired on November 19, 2015 (extended from the original expiration date of November 4, 2015). The Company intended to use the net proceeds for repayment of debt, required pension plan payments and for general corporate purposes. Under the terms of the rights offering, the Company distributed one non-transferrable right for each outstanding share of Common Stock to stockholders of record on September 28, 2015. Thirty-three non-transferable rights entitled the holder to purchase one share of Series B Convertible Preferred Stock at a subscription price of $20.00 per share. The Series B Convertible Preferred Stock carried a 6.0% cumulative annual dividend and was convertible into shares of Common Stock at an initial conversion price of $10.00 per share, representing a conversion ratio of 20 shares of Common Stock for each share of Series B Convertible Preferred Stock held at the time of conversion, subject to adjustment. The shares of Series B Convertible Preferred Stock was subject to mandatory conversion after three years, or as early as one year if the closing sale price of the Common Stock has been greater than or equal to $15.00 for 30 consecutive trading days. The Company received subscriptions and over-subscriptions for a total of 16,512 shares of its Series B Convertible Preferred Stock, representing approximately 33% of the shares offered. All of the subscriptions and over-subscriptions were accepted, for aggregate gross proceeds to the Company of approximately $3.3 million. In January 2019, the conversion price was decreased. On March 4, 2019, holders of 96.1% of our issued and outstanding shares of Series B Convertible Preferred Stock converted their preferred shares into 1,586,400 shares of Common Stock. On September 12, 2019, the balance of the Company’s outstanding Series B Convertible Preferred Stock was converted into Common Stock.

Trans-Lux Corporation Information Statement – page 4

The Board of Directors believes it prudent to have available the maximum number of preferred shares for designation and issuance in the event the Company requires it for future financing. By removing the Series A and Series B Convertible Preferred Stock designations, the Company will have all 2,500,000 authorized shares of preferred stock available for designation and issuance.

Removal of Requirement to Classify Board of Directors

The Company filed an amendment to its certificate of incorporation to include the requirement to classify its Board of Directors on May 18, 1974, in conjunction with a provision requiring the Board to consist of at least 5 but no more than 15 directors. Since the adoption of those provisions, the size of the Company’s board has been closer to 5 rather than 15. Also, the Company has not been able to hold regularly scheduled annual stockholders meetings each year, making it difficult to administer the classification requirement.

The Board of Directors believes that simplifying the Board structure is beneficial to the Company. The Board notes that many companies have moved away from having staggered boards due to pressure from institutional investors and proxy advisors. Some of the reasons given are the following: declassification ensures that every director must face stockholders annually; it makes its easier to replace underperforming or complacent board members; a staggered board can act as an artificial barrier to institutional changes; and annual elections make it easier to retire long-serving directors who may no longer align with the company’s modern trajectory.

Removal of Four-Fifths Stockholder Approval Requirements for Transactions with “Interested Persons”

Also included in the amendment to the certificate of incorporation filed on May 18, 1974 was a new Article NINTH which required four-fifths stockholder approval for certain transactions with “Interested Persons.” “Interested Person” was defined as “any person, firm or corporation, or any group thereof, whether acting singly or in concert, which owns of record or beneficially, directly or indirectly, ten (10%) per cent or more of any class of voting securities of the corporation….the term ‘Interested Person’ shall include, in addition to an Interested Person, any person directly or indirectly controlling or controlled by the Interested Person, or any person under direct or indirect common control with the Interested Person.” The transactions covered include (1) mergers or consolidations with an Interested Person, (2) any sale or other disposition by the Company or any of its subsidiaries of all or substantially all of its assets to an Interested Person, (3) any purchase or other acquisition by the Company or any of its subsidiaries of all or substantially all of the assets of an Interested Person, and (4) any other transaction with an Interested Person that requires stockholder approval under Delaware corporate law.

The Board of Directors believes that having a super-majority stockholder approval no longer aligns with modern corporate governance standards. The Board notes that major proxy advisory firms view super-majority requirements as entrenched, anti-takeover mechanisms that harm stockholder rights. Such firms also believe that that super-majority provision insulates management from accountability. Additionally, high voting thresholds could allow activist hedge funds or arbitrageurs to purchase a small stake and block a transaction, using their “holdout” leverage to extract “greenmail” or special premiums. Eliminating the supermajority approval requirement will also provide the Board with greater certainty and speed.

Trans-Lux Corporation Information Statement – page 5

Removal of Article TENTH

Since the Board is seeking to amend Article EIGHTH and remove Article NINTH, it is also seeking to remove the protection that Article TENTH gave to Articles EIGHTH and NINTH. Article TENTH requires the holders of four-fifths of all voting stock of the Company to approve any amendment, alteration, change or repeal of Articles EIGHTH, NINTH or TENTH.

Removal of Four-Fifths Stockholder Approval Requirements for Transactions with “Acquiring Persons”

Similar to Article NINTH, Article TWELFTH, adopted on June 8, 1984, requires four-fifths stockholder approval for certain transactions with “Acquiring Persons,” but has a broader reach than Article NINTH and a higher voting threshold in practice. An “Acquiring Person” is defined as a person, who together with affiliates and associates, owns beneficially five percent (5%) or more of the outstanding voting stock of the Company. In comparison, Article NINTH covers “Interested Persons” who own ten percent (10%) or more of the voting stock. The transactions covered by Article TWELFTH include the “business combination” type of transactions enumerated in Article NINTH, but also “the issuance of any securities of the corporation or a subsidiary of the corporation to an Acquiring Person.” Further, the vote of four-fifths of the outstanding shares of voting stock held by stockholders other than the Acquiring Person is required to approve the transaction.

The same reasons stated above with respect to the removal of Article NINTH also apply to the proposed removal of Article TWELFTH.

Article TWELFTH may only be amended, altered, changed or repealed by the affirmative vote of holders of not less than four-fifths of the outstanding shares of voting stock of the Company at a meeting of stockholders duly called for such purpose; provided, however, that if such action has been proposed directly or indirectly on behalf of an Acquiring Person, the votes of such Acquiring Person shall not be counted in obtaining the requisite four-fifths majority approval. An independent director of the Company (i.e., a person not associated with any stockholder owning and/or controlling at least five percent of the voting stock of the Company) has made the proposal to repeal Article TWELFTH. Accordingly, there are no votes to be excluded in determining whether a four-fifths majority approves the removal of this Article.

Description of Amendments

Attached as Appendix I to this Information Statement is the proposed Amended and Restated Certificate of Incorporation, redline to show the Amendments to be made.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS.

Trans-Lux Corporation Information Statement – page 6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 19, 2026 with respect to (A) the beneficial ownership of Common Stock or shares issuable within 60 days of such date by (i) each person known by the Company to own more than 5% of the Common Stock and who is deemed to be such beneficial owner of Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each executive officer and (iv) all persons as a group who are executive officers and directors of the Corporation, and (B) the percentage of outstanding shares held by them on that date:

	Common stock Beneficially Owned
Name and address of beneficial owner (1)	Number of Shares	Percentage of Class

Non-Employee Directors
Marco Elser	241,189	1.8%
Salvatore J. Zizza (1)	125,000	0.9%
Xu He (2)	-	-
Huishuo Lin (2)	-	-

Executive Officers
Yantao Yu (2)	-	*
Todd Dupee	40,000	*

All directors and officers as a group (6 persons) (3)	406,189	3.0%

5% Beneficial Owners
Unilumin North America Inc.
8022 Horizon Park Drive, Suite 800
Orlando, FL 32809	6,985,892	51.8%

Gabelli Funds, LLC (4)
GAMCO Asset Management Inc.
Teton Advisors, Inc.
One Corporate Center
Rye, NY 10580-1434	4,172,500	30.9%

*Represents less than 1% of total number of outstanding shares.

(1)	Mr. Zizza disclaims any interest in the shares set forth in footnote 5 below.

(2)	The share ownership with respect to Messrs. He, Lin and Yu does not include the shares held by Unilumin North America Inc.

(3)	See footnotes 1and 2 above.

(4)	Based on Schedule 13D, as amended, dated November 25, 2020 by Mario J. Gabelli, Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers. All securities are held as agent for the account of various investment company fund accounts managed by such reporting person. Except under certain conditions, Gabelli Funds, LLC has beneficial ownership of such shares. Based on such Schedule 13D amendment and Schedule 13G dated January 16, 2024, Gabelli Funds, LLC beneficially owns 1,600,000 shares of Common Stock, GAMCO Asset Management Inc. beneficially owns 102,500 shares of Common Stock and Teton Advisors, Inc. beneficially owns 2,365,000 shares of Common Stock.

Trans-Lux Corporation Information Statement – page 7

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

TRANS-LUX CORPORATION

It is hereby certified that:

1. (a) The present name of the corporation is TRANS-LUX CORPORATION;

(b) The name under which the Corporation was originally incorporated is AMERICAN LUX PRODUCTS CORPORATION, and the date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is the 5th day of February, 1920.

2. The amendment and restatement of the Certificate of Incorporation herein certified has been duly adopted by the Board of Directors and the stockholders pursuant to the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware in the form set forth as follows:

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

TRANS-LUX CORPORATION

FIRST: The name of this Corporation is TRANS-LUX CORPORATIONFAIRPLAY SYSTEMS CORPORATION (the “Corporation”).

SECOND: The registered office of the Corporation in the State of Delaware is located at 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware, 19808, and the name of its registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares of stock of all classes which the Corporation shall have authority to issue is 32,500,000, consisting of 30,000,000 shares of the Corporation’s Common Stock (the “Common Stock”) having a par value of $0.001 per share and 2,500,000 shares of the Corporation’s Preferred Stock (the “Preferred Stock”) having a par value of $0.001 per share.

Voting Rights.

Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificates of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series of Preferred Stock, to vote thereon pursuant to this Certificate of Incorporation (including any Certificates of Designation relating to any series of Preferred Stock). Every reference in this Amended and Restated Certificate of Incorporation to a majority or other proportion of shares of stock shall refer to such majority or other proportion of the votes of such shares of stock.

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The Corporation may not effect or consummate:

(1) any merger or consolidation of the Corporation with or into any other corporation;

(2) any sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation to or with any other person; or

(3) any dissolution of the Corporation, unless and until such transaction is authorized by the vote, if any, required by Articles NINTH and TWELFTH of this Certificate of Incorporation and by Delaware law.

Preferred Stock.

The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the General Corporation Law of Delaware, to establish the number of shares to be included in each such series, and to fix the designation, powers, relative rights, preferences and qualifications, limitations or restrictions thereof.

Pursuant to the authority conferred by this Article FOURTH, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such voting powers and with such designation, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as stated and expressed in Exhibits A and B attached hereto and incorporated herein by reference:

Exhibit A: Series A Convertible Preferred Stock

Exhibit B: Series B Convertible Preferred Stock

Authorized Shares of Capital Stock.

Except as may be provided in the terms and conditions fixed by the Board of Directors for any series of Preferred Stock, the number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote.

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by Statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Election of directors need not be by written ballot unless the Bylaws so provide.

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: The private property of the stockholders of the Corporation shall not be subject to the payment of corporate debts to any extent whatsoever.

EIGHTH: The number of directors of the corporation shall be such number no less than five (5) and no greater than fifteen (15) as shall be fixed by the by-laws and may be altered from time to time as may be prescribed in the by-laws. In case of any increase in the number of directors, the additional directors may be elected, as provided in the by-laws, by the Board of Directors, or, at any meeting of the stockholders, by the stockholders entitled to vote thereat. Directors need not be stockholders.

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Directors shall be divided into three classes, each class to be determined by the directors prior to the election of a particular class. In the event that at any time or from time to time the number of directors is increased, the newly created directorships resulting therefrom shall be filled by a vote of the majority of the directors in office immediately prior to such increase, and directors so elected shall serve until the term of the class to which they are assigned expires. Vacancies in any class of directors shall be filled by the vote of the remaining directors, and directors so elected shall serve until the term of such class expires. At the 1974 Annual Meeting of Stockholders, Class A directors shall be elected to a term of three years, Class B directors to a term of two years, and Class C directors to a term of one year; and at each subsequent annual meeting, the successors to directors whose terms shall expire that year shall be elected to a term of three years.

NINTH: (1) Except as set forth in Part (2) of this Article, the affirmative vote of four-fifths (4/5) of the outstanding stock entitled to vote in elections of directors (considered for this purpose as one class) shall be required for:

(a) any merger or consolidation to which the corporation, or any of its subsidiaries, and an Interested Person (as hereinafter defined) are parties;

(b) any sale or other disposition by the corporation, or any of its subsidiaries, of all or substantially all of its assets to an Interested Person;

(c) any purchase or other acquisition by the corporation, or any of its subsidiaries, of all or substantially all of the assets of an Interested Person; or

(d) any other transaction with an Interested Person which requires the approval of the stockholders of the corporation under the Delaware Corporation Law.

(2) The provisions of Part (1) of this Article shall not be applicable to any transaction described therein, if such transaction is approved by resolution of the Board of Directors of the corporation, provided that a majority of the members of the Board of Directors voting for the approval of such transaction were duly elected and acting members of the Board of Directors prior to the later of (i) the date that the person, firm or corporation, or any group thereof, with whom such transaction is proposed, became an Interested Person or (ii) February 26, 1974.

(3) As used in this Article, the term “Interested Person” shall mean any person, firm or corporation, or any group thereof, whether acting singly or in concert, which owns of record or beneficially, directly or indirectly, ten (10%) per cent or more of any class of voting securities of the corporation. As used in this Article the term “Interested Person” shall include, in addition to an Interested Person, any person directly or indirectly controlling or controlled by the Interested Person, or any person under direct or indirect common control with the Interested Person.

(4) For purposes of this Article, the Board of Directors shall have the power to determine, on the basis of information known to the Board, if and when there is an Interested Person. Any such determination shall be conclusive and binding for all purposes of this Article.

TENTH: In addition to any other vote that may be required by statute, stock exchange regulations, this Certificate of Incorporation or any amendment hereof, or the by-laws of the corporation, the vote of the holders of four-fifths of all classes of stock of the corporation entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal Article EIGHTH, Article NINTH or this Article TENTH of this Certificate of Incorporation.

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ELEVENTHNINTH: No holder of stock of the Corporation of whatsoever class shall have any pre-emptive right of subscription of any shares of any class of the stock of the Corporation, at any time issued or sold, or to any obligations convertible into such stock, or any right of subscription to any thereof, other than such, if any, as the Board of Directors in its discretion may determine, and any shares of stock, or obligations convertible into such stock, which the Board of Directors may determine to offer for subscription may be offered to any class of stock to the exclusion of the other.

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

(1) To make, repeal and alter the Bylaws of the Corporation subject to the power of the stockholders, at the time entitled to vote, to alter or repeal Bylaws made by the Board of Directors; and

(2) To fix the amount to be reserved as working capital and to authorize and cause to be executed mortgages and liens upon the property and franchises of the Corporation.

The Corporation may in its Bylaws confer powers additional to the foregoing upon the directors, in addition to the powers and authority expressly conferred upon them by law.

TWELFTH: The following provisions shall apply in addition to any other affirmative vote required by law or this certificate of incorporation:

SECTION I

CERTAIN BUSINESS COMBINATIONS

The affirmative vote of the holders of not less than four-fifths of the outstanding shares of Voting Stock (as hereinafter defined) held by stockholders other than the Acquiring Person (as hereinafter defined) with which or by or on whose behalf, directly or indirectly, a Business Combination (as hereinafter defined) is proposed, voting as a single class, shall be required for the approval or authorization of such Business Combination. Notwithstanding the foregoing, the four-fifths voting requirement shall not be applicable if such Business Combination is approved by the corporation’s Board of Directors prior to the Acquiring Person becoming such or if the cash or fair market value of the property, securities or other consideration to be received per share by holders of shares of each class of Voting Stock in such Business Combination as of the date of consummation thereof is an amount not less than the higher of (a) the Highest Per Share Price or the Highest Equivalent Price (as these terms are hereinafter defined) paid by such Acquiring Person in acquiring any of its holdings of Voting Stock, and (b) the Fair Market Price (as hereinafter defined) of such class of Voting Stock determined on the date the proposal for such Business Combination was first publicly announced, and such consideration shall be in the same form and of the same kind as the consideration paid by such Acquiring Person in acquiring the shares of Voting Stock already acquired by it. If the Acquiring Person had paid for shares of Voting Stock with varying forms of consideration, the form of consideration to be received by the holders of Voting Stock shall be the form used to acquire the largest number of shares of Voting Stock acquired by such Acquiring Person.

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SECTION II

DEFINITIONS

For purposes of this Article TWELFTH:

1. Business Combination. The term “Business Combination” shall mean (a) any merger or consolidation of the corporation or a subsidiary of the corporation with or into an Acquiring Person, (b) any sale, lease, exchange, transfer or other disposition, including, without limitation, a mortgage or any other security device, in a single transaction or related series of transactions, of all or any Substantial Part (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary of the corporation to an Acquiring Person, (c) any merger or consolidation of an Acquiring Person with or into the corporation or a subsidiary of the corporation, (d) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, in a single transaction or related series of transactions, of all or any Substantial Part of the assets of an Acquiring Person to the corporation or a subsidiary of the corporation, (e) the issuance of any securities of the corporation or a subsidiary of the corporation to an Acquiring Person, (f) any recapitalization, merger or consolidation that would have the effect of increasing the voting power of an Acquiring Person, (g) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed, directly or indirectly, by or on behalf of an Acquiring Person, (h) any merger or consolidation of the corporation with a subsidiary of the corporation proposed by or on behalf of an Acquiring Person, unless the surviving or consolidated corporation, as the case may be, has a provision in its certificate of incorporation substantially identical to this Article TWELFTH, (i) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination, and (j) any other transaction with an Acquiring Person which requires the approval of the stockholders of the corporation under the General Corporation Law of Delaware. A person who is an Acquiring Person as of (x) the time any definitive agreement relating to a Business Combination is entered into, (y) the record date for the determination of stockholders entitled to notice of and to vote on a Business Combination, or (z) immediately prior to the consummation of a Business Combination, shall be deemed an Acquiring Person for purposes of this definition.

2. Acquiring Person. The term “Acquiring Person” shall mean and include any individual, corporation (other than the corporation), partnership or other person or entity which, together with its Affiliates and Associates (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at March 30, 1984, collectively, and as so in effect, the “Exchange Act”), and with any other individual, corporation (other than the corporation), partnership or other person or entity with which it or they have any agreement, arrangement or understanding with respect to acquiring, holding, voting or disposing of Voting Stock, Beneficially Owns (as defined in Rule 13d-3 of the Exchange Act) in the aggregate 5% or more of the outstanding Voting Stock of the corporation. A person or entity, its Affiliates and Associates and all such other persons or entities with whom they have any such agreement, arrangement or understanding shall be deemed a single Acquiring Person for purposes of this Article TWELFTH. For purposes of this Article, the Board of Directors shall have the power to determine, on the basis of information known to the Board, if and when there is an Acquiring Person. Any such determination shall be conclusive and binding for all purposes of this Article.

3. Substantial Part. The term “Substantial Part” shall mean an amount equal to more than 10% of the fair market value of the total consolidated assets of the corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is being made.

4. Rights to Acquire. Without limitation, any share of Voting Stock of the corporation that any Acquiring Person has the right to acquire at any time (notwithstanding that Rule 13d-3 of the Exchange Act deems such shares to be beneficially owned only if such right may be exercised within 60 days) pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed to be Beneficially Owned by the Acquiring Person and to be outstanding for purposes of Paragraph 2 of this Section II.

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5. Other Consideration to Be Received. For the purposes of Section I of this Article TWELFTH, the term “other consideration to be received” shall include, without limitation, Common Stock, Preferred Stock or other capital of the corporation retained by its existing stockholders other than the Acquiring Person with which or by or on whose behalf, directly or indirectly, a Business Combination has been proposed or other parties to such Business Combination in the event of a Business Combination in which the corporation is the surviving corporation.

6. Voting Stock. The term “Voting Stock” shall mean all of the outstanding shares of capital stock of the corporation entitled to vote in elections of directors (considered for this purpose as one class), and each reference to a percentage of shares of Voting Stock shall refer to such percentage of the votes entitled to be cast by such shares.

7. Time of Acquisition. An Acquiring Person shall be deemed to have acquired shares of the Voting Stock of the corporation at the time when such Acquiring Person became the Beneficial Owner thereof. The price paid by an Acquiring Person for such shares held by a person or entity at the time it became part of such Acquiring Person shall be deemed to be the higher of (a) the price paid upon the acquisition thereof by such person or entity and (b) the market price of the shares in question at the time when such person or entity became part of such Acquiring Person.

8. Highest Per Share Price; Highest Equivalent Price. The terms “Highest Per Share Price” and “Highest Equivalent Price” as used in this Article TWELFTH shall mean the following: If there is only one class of capital stock of the corporation issued and outstanding, the Highest Per Share Price shall mean the highest per share price that can be determined to have been paid at any time by the Acquiring Person by or on whose behalf, directly or indirectly, the Business Combination has been proposed for any share or shares of that class of capital stock. If there is more than one class of capital stock of the corporation issued and outstanding, the Highest Equivalent Price shall mean, with respect to each class and series of capital stock of the corporation, the highest per share price equivalent of the highest price that can be determined to have been paid at any time by such Acquiring Person for any share or shares of any class or series of capital stock of the corporation. In determining the Highest Per Share Price and Highest Equivalent Price, all purchases by an Acquiring Person shall be taken into account regardless of whether the shares were purchased before or after the Acquiring Person became an Acquiring Person. Also, the Highest Per Share Price and the Highest Equivalent Price shall include any brokerage commissions, transfer taxes and soliciting dealers’ fees paid by the Acquiring Person with respect to the shares of capital stock of the corporation acquired by the Acquiring Person. The Highest Per Share Price and the Highest Equivalent Price shall be appropriately adjusted to take into account stock dividends, subdivisions, combinations and reclassifications.

9. Fair Market Price. The term “Fair Market Price” shall mean for any class of Voting Stock the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such class of Voting Stock on the American Stock Exchange, or, if such class of Voting Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such class of Voting Stock is listed, or, if such class of Voting Stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such class of Voting Stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock.

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SECTION III

AMENDMENT

The provisions set forth in this Article TWELFTH may not be amended, altered, changed or repealed in any respect unless such action is approved by the affirmative vote of the holders of not less than four-fifths of the outstanding shares of Voting Stock of the corporation at a meeting of the stockholders duly called for the consideration of such amendment, alteration, change or repeal, provided, however, that if such action has been proposed, directly or indirectly, on behalf of an Acquiring Person, it must also be approved by the affirmative vote of the holders of not less than four-fifths of the outstanding shares of Voting Stock held by the stockholders other than such Acquiring Person.

SECTION IV

NON-EXCLUSIVE

The provisions set forth in this Article TWELFTH are in addition to the provisions set forth in Article NINTH of this certificate of incorporation.

THIRTEENTHTENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Signed on [__________], 2026.

TRANS-LUX CORPORATION

By:	[__________]
Name:	[__________]
Title:

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EXHIBIT A

TRANS-LUX CORPORATION

STATEMENT OF DESIGNATION, POWERS,

PREFERENCES AND RIGHTS OF

SERIES A CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

1. Designation and Authorized Shares. The Corporation shall be authorized to issue four hundred sixteen thousand five hundred (416,500) shares of Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”).

2. Stated Value. Each share of Series A Preferred Stock shall have a stated value of twenty dollars ($20.00) (the “Stated Value”).

3. Voting. Except as otherwise expressly required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to fifty (50) votes for each share of Series A Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise required by law, the holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

4. Liquidation. Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts to be paid to the holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation’s Common Stock. If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series A Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series A Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full. Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Company.

5. Conversion. Upon filing an amendment to the Corporation’s certificate of incorporation to increase the number of shares of authorized Common Stock so that there is an adequate amount of shares of authorized Common Stock for issuance upon conversion of the Series A Preferred Stock (the “Amendment”), the shares of Series A Preferred Stock will be automatically converted into Common Stock and such conversion will require no action on behalf of the Company or the holder of the Series A Preferred Stock. Each share of Series A Preferred Stock shall convert into fifty (50) shares of Common Stock of the Company.

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6. Record Holders. The Corporation and its transfer agent, if any, for the Series A Preferred Stock may deem and treat the record holder of any shares of Series A Preferred Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

7. Reservation. Subject to filing of the Amendment, the Corporation shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Series A Preferred Stock from time to time outstanding.

8. Restriction and Limitations. Except as expressly provided herein or as required by law so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock, including without limitation cancel or modify adversely and materially the voting rights as provided in Section 3 herein.

9. Amendment. The provisions hereof and the Certificate of Incorporation, as amended, of the Corporation shall not be amended in any manner which would adversely affect the rights, privileges or powers of the Series A Preferred Stock without, in addition to any other vote of stockholders required by law, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class.

10. Certain Adjustments.

10.1 Stock Dividends and Stock Splits. If the Corporation, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, each share of Series A Preferred Stock shall receive such consideration as if such number of shares of Series A Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

10.2 Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Preferred Stock, the Holders shall have the right to receive, for each Share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock.

11. Distribution. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holders of Series A Preferred Stock shall be entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon conversion had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

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EXHIBIT B

TRANS-LUX CORPORATION

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS OF

SERIES B CONVERTIBLE PREFERRED STOCK

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

TRANS-LUX CORPORATION (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), in accordance with the provisions of Section 242 thereof, DOES HEREBY CERTIFY THAT:

WHEREAS, in accordance with the provisions of Section 242 of the DGCL and pursuant to the authority under Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the Board of Directors of the Corporation is authorized to issue from time to time shares of the Corporation’s preferred stock (“Preferred Stock”) in one or more series;

WHEREAS, the Board of Directors previously adopted a resolution authorizing the creation and issuance of a series of said Preferred Stock designated as the “Series B Convertible Preferred Stock” (the “Series B Preferred Stock”) and the Certificate of Designation for the Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on October 13, 2015;

WHEREAS, on November 18, 2018, the Board of Directors approved and adopted the following resolution with respect to the Certificate of Designations of the Series B Preferred Stock for the purpose of amending and restating the terms of the Series B Preferred Stock, subject to approval of the Requisite Series B Holders and the Requisite Common Holders (each as defined below);

WHEREAS, on December 12, 2018, the holders of at least a majority of the shares of Series B Preferred Stock then outstanding (the “Requisite Series B Holders”), voting separately as a class, approved the following resolution to amend and restate the Certificate of Designations for the Series B Preferred Stock, subject to approval of the Requisite Common Holders; and

WHEREAS, on December 12, 2018, the holders of a majority of the shares of the Corporation’s common stock then outstanding (the “Requisite Common Holders”), voting separately as a class, approved the following resolution to amend and restate the Certificate of Designations for the Series B Preferred Stock, subject to approval of the Requisite Series B Holders.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board of Directors and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the Certificate of Designations for the Series B Preferred Stock shall be amended and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount. The series of Preferred Stock shall be designated Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred”), and, unless and until increased or decreased by the Board pursuant to the Delaware General Corporation Law, the number of shares so designated shall be 51,000.

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Section 2. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, Sunday, day which is a federal legal holiday in the United States or day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the Corporation’s shares of common stock, par value $0.001 per share, and shares of any other class of securities into which such shares may hereafter be reclassified or changed.

“Conversion Date” means any of a Mandatory Conversion Date or an Optional Conversion Date.

“Conversion Price” means $2.00, subject to adjustment as provided herein.

“Current Market Price” means, with respect to any particular security on any date of determination, the volume-weighted average trading price of such security for the thirty (30)-day period ending on the Trading Day immediately preceding the date of such determination, as reported for consolidated transactions on the Trading Market. If such security is not listed or traded in a manner that the trading prices referred to above are available for the period required hereunder, the Current Market Price for such security shall be deemed to be the fair value as determined in good faith by the Board.

“Fundamental Transaction” has the meaning set forth in Section 6(g)(ii).

“Holder” means a holder of record of Series B Preferred.

“Initial Issue Date” shall mean the date that shares of Series B Preferred are first issued by the Corporation.

“Junior Stock” means the Common Stock and any other securities of the Corporation ranking by its terms junior to the Series B Preferred as to payment of dividends or as to distribution of assets upon Liquidation.

“Liquidation” means any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary. “Liquidation” shall not include any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation, any sale or transfer of assets of the Corporation or any exchange of securities of the Corporation.

“Mandatory Conversion Date” and “Mandatory Conversion Notice” have the meanings set forth in Section 6(b).

“Mandatory Conversion Threshold” means $15.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock.

“Optional Conversion Date” and “Optional Conversion Notice” have the meanings set forth in Section 6(a).

“Parity Stock” means any capital stock of the Corporation ranking by its terms on a parity with the Series B

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Senior Stock” means any capital stock of the Corporation ranking by its terms senior to the Series B Preferred as to payment of dividends or as to distribution of assets upon Liquidation, as applicable.

“Stated Value” means $200.00, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred.

“Trading Day” means a day on which the Trading Market is open for business.

“Trading Market” means the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the principal inter-dealer quotation system on which the Common Stock is quoted.

Section 3. Dividends.

(a) (i) Holders shall be entitled to receive, when, as and if declared by the Board, out of funds legally available for such purpose, dividends at the rate of 6.0% of the Stated Value per annum on each share of Series B Preferred, and no more. Such dividends shall be cumulative, shall accrue without interest from the date of issuance of the respective share of Series B Preferred, and shall be payable at the election of the Corporation in (A) cash, (B) shares of Common Stock or (C) any combination of cash and shares of Common Stock.

(ii) Such dividends shall be payable semi-annually in arrears, on the fifteenth (15th) day of each April and October following the Initial Issue Date (provided, that if any such date is not a Business Day, such dividend shall be payable without interest on the next Business Day), to Holders as they appear on the stock books of the Corporation on such record dates as shall be fixed by the Board. Upon conversion of any share of Series B Preferred pursuant to Section 6 hereof, the Holder thereof shall also be entitled to receive an amount equal to all accrued and unpaid dividends on such share. Dividends payable with respect to any period that is less than two quarters in length will be computed on the basis of a ninety (90)-day quarterly period and actual days elapsed in such quarters;

(iii) When the Corporation elects to pay all or any portion of a dividend by issuing shares of Common Stock, the number of shares so issuable shall be determined by dividing the amount of the dividend or portion thereof so payable by the Current Market Price determined as of the applicable declaration date.

(iv) When the Corporation elects to pay all or any portion of a dividend by issuing shares of Common Stock, (A) all Holders entitled thereto shall receive equivalent pro rata proportions of any cash and/or shares of Common Stock, (B) such shares shall be deemed to be issued and outstanding and fully paid and nonassessable from and after the respective dividend payment date, and (C) no fractional shares of Common Stock shall be issued, and the Corporation shall pay cash in respect of any fraction of a share of Common Stock that would otherwise be issuable in payment of such dividend or portion thereof. In no event shall any election by the Corporation to pay dividends on the Series B Preferred, in whole or in part, in cash and/or in shares of Common Stock preclude the Corporation from making a different election with respect to all or a portion of the dividends to be paid on the Series B Preferred on any subsequent dividend payment date.

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(v) In the event that funds legally available for payment of dividends are insufficient to permit payment in full to all Holders of the full amounts to which they are then entitled, the entire amount legally available for payment of dividends shall be distributed ratably among all Holders in proportion to the full amounts to which they would otherwise respectively be entitled.

(b) No dividends or other distributions in respect of shares of Junior Stock, other than dividends payable solely in Common Stock with respect to which an adjustment to the Conversion Price is made pursuant to Section 6(g)(i), shall be paid or set apart for payment on, and (except to the extent provided in this subsection) no purchase, redemption or other acquisition shall be made by the Corporation of, any shares of Junior Stock unless and until:

(i) all accrued and unpaid dividends on the Series B Preferred, including the full dividend for the then-current semi-annual dividend period, shall have been paid or declared and set apart for payment, and

(ii) a dividend shall have been paid in respect of each share of then outstanding Series B Preferred equal to (A) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, the product of (1) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (2) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred, in each case calculated on the applicable record date for determination of holders entitled to receive such dividend, or (B) in the case of a dividend on any class or series that is not convertible into Common Stock, the amount determined by (1) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (2) multiplying such fraction by an amount equal to the Stated Value; provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series B Preferred pursuant to this Section 3(b) shall be calculated based solely upon the dividend on the class or series of capital stock that would result in the highest Series B Preferred dividend;

provided that, without regard to the foregoing, the Corporation may, if approved by the Board or a committee thereof, redeem, purchase or otherwise reacquire directly or indirectly shares of Junior Stock or rights or options to acquire Junior Stock from officers, directors or employees of the Corporation or any of its subsidiaries (x) in connection with termination of service as such and/or (y) in order to pay withholding taxes due upon the vesting or exercise of equity compensation grants.

(c) If at any time any senior dividend on any shares of Senior Stock shall be in default, in whole or in part, no dividend shall be paid or declared and set apart for payment on the Series B Preferred unless and until all accrued and unpaid dividends with respect to the Senior Stock, including the full dividend for the then-current dividend period, shall have been paid or declared and set apart for payment, without interest.

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(d) No full dividends shall be paid or declared and set apart for payment on any shares of Parity Stock for any period unless full accrued but unpaid dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Series B Preferred for all dividend periods terminating on or before the date of payment of such dividends. No full dividends shall be paid or declared and set apart for payment on the Series B Preferred for any period unless full accrued but unpaid dividends have been, or contemporaneously are, paid or declared and set apart for payment on any Parity Stock for all dividend periods terminating on or before the date of payment of such dividends. When dividends are not paid in full upon the Series B Preferred and any Parity Stock, all dividends paid or declared and set apart for payment upon shares of Series B Preferred and Parity Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Series B Preferred and the Parity Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series B Preferred and Parity Dividend Stock bear to each other.

Section 4. Voting Rights. Except as otherwise expressly required by law, each Holder shall be entitled to vote on all matters submitted to holders of record of Common Stock and shall be entitled to 100 votes for each share of Series B Preferred owned at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the Holders shall vote together with the holders of record of Common Stock on all matters and shall not vote as a separate class. These voting rights shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred or the Common Stock.

Section 5. Liquidation.

(a) Upon any Liquidation, after the satisfaction in full of the debts of the Corporation and the payment of any senior liquidation preference owed to the holders of shares of Senior Stock, the Holders shall be entitled to receive out of the assets of the Corporation an amount equal to the dividends accrued and unpaid thereon to the date of final distribution to the Holders, whether or not declared, without interest, plus a sum in cash or property at its fair market value as determined by the Board equal to the greater of (a) the Stated Value per share and (b) such amount per share as would have been payable had all shares of Series B Preferred been converted into Common Stock pursuant to Section 6 immediately before such Liquidation, and no more, before any payment shall be made or any assets distributed to the holders of Junior Stock.

(b) If, upon any Liquidation, the assets of the Corporation shall be insufficient to permit the payment in full of the amounts required by Section 5(a) and any amounts then payable to holders of Parity Stock, the assets of the Corporation shall be ratably distributed among the Holders of Series B Preferred and the holders of Parity Stock in proportion to the full amounts to which they would otherwise be respectively entitled if all such amounts were paid in full.

(c) The Corporation shall mail to each Holder written notice of any Liquidation not less than 20 days before the payment date stated therein.

Section 6. Conversion.

(a) (i) Each Holder shall have the right, at such Holder’s option, at any time and from time to time, to convert all or any portion of its shares of Series B Preferred into that number of fully paid and nonassessable shares of Common Stock determined by dividing the Stated Value by the Conversion Price.

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(ii) A Holder shall exercise its right of conversion by delivering a duly signed and completed conversion notice in the form provided by the Corporation (an “Optional Conversion Notice”) accompanied by the certificate representing each share of Series B Preferred to be converted or, if not represented by a certificate, by an electronic book-entry transfer of such share for receipt by the transfer agent for the Series B Preferred at the address set forth on the form of Optional Conversion Notice or as the Corporation shall otherwise have specified in a written notice to the Holders. The “Optional Conversion Date” will be the date on which the duly signed and completed Optional Conversion Notice and share(s) have been so received; provided that if such date is not a Business Day, the Optional Conversion Date will be the next Business Day. As promptly as practicable on or after the Optional Conversion Date, but in no event later than the third Trading Day thereafter, the Corporation shall issue and deliver to the Holder (i) at the Holder’s request, either a certificate or certificates or an electronic book-entry transfer to the account specified by the Holder in the Optional Conversion Notice for the number of full shares of Common Stock issuable upon such conversion, together with payment in cash in lieu of any fraction of a share as provided in Section 6(c) and (ii) if less than the full number of shares of Series B Preferred evidenced by the surrendered certificate or certificates (if any) are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Any such newly issued certificate shall be delivered to the Holder by tendering such certificate to an overnight courier service no later than such third (3rd) Trading Day.

(b) (i) The Corporation may, in its sole discretion, elect that all, but not less than all, the outstanding shares of Series B Preferred shall be automatically converted into that number of fully paid and nonassessable shares of Common Stock determined by dividing the Stated Value by the Conversion Price at any time on or after the earlier of (A) such date after the first (1st) anniversary of the Initial Issue Date that the closing price of the Common Stock as reported on the Trading Market has been greater than or equal to the Mandatory Conversion Threshold for thirty (30) consecutive Trading Days and (B) the third (3rd) anniversary of the Initial Issue Date. The date and time specified by the Corporation for such automatic conversion is referred to herein as the “Mandatory Conversion Date.”

(ii) The Corporation shall send written notice of the mandatory conversion (the “Mandatory Conversion Notice”) to each Holder not less than thirty (30) days before the Mandatory Conversion Date. Each Mandatory Conversion Notice shall state (A) that all shares of Series B Preferred are subject to such mandatory conversion, (B) the Mandatory Conversion Date and the Conversion Price, and (C) that the Holder is to surrender to the Corporation, in the manner and at the place designated, its shares of Series B Preferred to be converted. Upon receipt of a Mandatory Conversion Notice, each Holder shall surrender all such shares of Series B Preferred (or, if any certificate therefor has been lost, stolen or destroyed, comply with Section 7(c)) to the Corporation in the manner and at the place designated in such notice.

(iii) As promptly as practicable after the later of (A) the Mandatory Conversion Date and (B) a Holder’s surrender of its shares of Series B Preferred (or lost certificate affidavit and agreement), but in no event later than the third (3rd) Trading Day thereafter, the Corporation shall issue and deliver to the Holder at the Holder’s request, either a certificate or certificates or an electronic book-entry transfer to the account specified by the Holder for the number of full shares of Common Stock issuable upon such conversion, together with payment in cash, determined as provided in Section 6(c), in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

(c) The Corporation will not issue any fractional share of Common Stock upon conversion of Series B Preferred but shall instead deliver to the applicable Holder a check for an amount equal to the applicable fraction of a share multiplied by the Current Market Price of the Common Stock calculated as of the close of business on the applicable Conversion Date, rounded to the nearest cent.

(d) In the event a transfer is involved in the issue or delivery of the shares of Common Stock in a name other than that of the converting Holder, such Holder will be required to pay any tax or duty that may be payable in respect of such transfer and any certificate surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the Holder or by its attorney duly authorized in writing. Shares of Common Stock will not be issued unless all taxes and duties, if any, payable by the Holder have been paid.

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(e) All rights with respect to any share of Series B Preferred converted pursuant to this Section 6, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the applicable Conversion Date (notwithstanding any failure of the Holder thereof to surrender the applicable shares at or before such time), except for the rights of the Holders thereof, upon surrender of such shares (or compliance with Section 7(c)), to receive the shares of Common Stock, any payment in lieu of a fractional share, and payment of accrued but unpaid dividends pursuant to Section 3(a)(ii) with respect to the share of Series B Preferred being converted. All shares of Series B Preferred converted pursuant to this Section 6 shall be automatically retired and restored to the status of authorized and unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued as shares of any series of Preferred Stock.

(f) The Corporation shall continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury a sufficient number of shares of Common Stock to permit the conversion of all outstanding shares of Series B Preferred in full as of the next succeeding dividend payment date assuming that such conversion takes place at the Conversion Price then in effect. The Corporation shall take all commercially reasonable steps to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Series B Preferred, provided, however, that the Corporation shall not be required to file a registration statement with respect to such securities.

(g) (i) The Conversion Price shall be subject to adjustment as follows. If the Corporation shall (A) pay a dividend or make a distribution on any class or series of its capital stock in shares of its Common Stock (other than a dividend or distribution on shares of Series B Preferred provided for by this Certificate of Designations), (B) subdivide its outstanding shares of Common Stock into a greater number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock by reclassification of its Common Stock, the Conversion Price in effect immediately before such action shall be adjusted as provided below so that each Holder of shares of Series B Preferred thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive immediately after such action had such shares of Series B Preferred been converted immediately before such action.

The Conversion Price as adjusted shall be determined by multiplying the Conversion Price at which the shares of Series B Preferred were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such action and the denominator shall be the number of shares of Common Stock outstanding immediately after such action. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision or combination.

(ii) In case of any reclassification of the Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or other property (each, a “Fundamental Transaction”), lawful provision shall be made as part of the terms of such transaction whereby each Holder shall have the right thereafter, during the period such Holder’s shares of Series B Preferred are convertible, to convert its shares of Series B Preferred only into the kind and amount of securities, cash and other property receivable upon the Fundamental Transaction by a holder of the number of shares of Common Stock into which such Holder’s shares of Series B Preferred would have been convertible immediately before the Fundamental Transaction. If in connection with any such transaction, each holder of shares of Common Stock is entitled to elect to receive securities, cash or other property upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series B Preferred the right to elect the securities, cash or other property into which the Series B Preferred held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The Corporation or the Person formed by the consolidation, resulting from the merger or acquiring such assets or the Corporation’s shares, as the case may be, shall make provisions in its certificate of incorporation or other constituent document to establish such rights and such rights shall be clearly provided for in the definitive transaction documents relating to such transaction. The certificate of incorporation or other constituent document shall provide for adjustments, which, for events following the effective date of the certificate of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6(g). The provisions of this Section 6(g)(ii) shall similarly apply to successive Fundamental Transactions.

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(iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. However, no adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least one percent (1.00%) in the Conversion Price then in effect; provided, that any adjustments that by reason of this Section 6(g)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(iv) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly send to each Holder a certificate of an officer of the Corporation setting forth the Conversion Price after the adjustment and a brief statement of the facts requiring such adjustment and a computation thereof. The certificate shall be conclusive evidence of the correctness of the adjustment.

Section 7. Miscellaneous.

(a) Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series B Preferred shall not have any voting powers, preferences, relative, participating, optional or other special rights or qualifications, limitations or restrictions other than those specifically set forth in this Certificate of Designations and in the Charter. Without limiting the generality of the foregoing, the Series B Preferred shall not be redeemable or (except as contemplated by Section 6) exchangeable for other capital stock or indebtedness of the Corporation or other property upon the request of Holders thereof or the Corporation, shall not be subject to any mandatory redemption or the operation of a purchase, retirement or sinking fund, and shall not have any stated maturity date.

(b) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder (other than any Optional Conversion Notice or Mandatory Conversion Notice, which shall be sent to the Corporation’s transfer agent) shall be in writing and delivered personally or by facsimile, or sent by a recognized overnight courier service, addressed to the Corporation, at:

135 East 57th Street, 14th Floor

New York, NY 10022

Attention: Corporate Secretary

Facsimile: (800) 243-5544

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or to such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance herewith. Any and all notices or other communications or deliveries to be provided by or on behalf of the Corporation hereunder shall be in writing and delivered personally or by facsimile, or sent by a recognized overnight courier service, addressed to the respective Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder as set forth in the Corporation’s records. Except as otherwise provided in this Certificate of Designations, any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in or pursuant to this Section 7(b) before 5:00 p.m. Eastern time on any Trading Day or, otherwise, on the next Trading Day or (ii) upon actual receipt by the party to whom such notice is required to be given.

(c) Lost or Mutilated Certificate. If a Holder’s certificate representing shares of Series B Preferred shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation and, if such certificate was lost, stolen or destroyed, upon receipt from the Holder of a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation with respect to such shares, and a customary bond.

(d) Severability. If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the remaining provisions shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(e) Headings. The headings contained herein are for convenience only and shall not be deemed to limit or affect the interpretation of any of the provisions hereof.

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